UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

LD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50584	98-0335555
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Commerce Drive
Building II, Suite 202
Perrysburg, Ohio 43551
(Address of principal executive offices)

(419) 873-1111
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01.  Changes in Registrant's Certifying Accountant

a)	Changes in Registrant's Certifying Accountant

On August 18, 2016, Rosenberg Rich Baker Berman and Company ("RRBB") resigned as the Company's independent registered public accounting firm.

RRBB's report on the Registrant's financial statements for each of the past two fiscal years contained a modification by RRBB raising substantial doubt of the Registrant's ability to continue as a going concern.  This modification in RRBB's report for the fiscal year 2015 financial statements was based on the Registrant's losses and working capital deficit.   RRBB's reports did not contain any other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 2016 through August 18, 2016, (i) there were no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RRBB's satisfaction, would have caused RRBB to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RRBB with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the "SEC"). A copy of RRBB's letter dated November 2, 2016 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On September 28, 2016, the Company engaged KLJ & Associates LLC ("KLJ") as the Company's new independent registered public accounting firm. During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period prior to engagement, neither the Company nor anyone on its behalf consulted with KLJ regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that KLJ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

16.1	Letter from Rich Baker Berman and Company dated August 18, 2016 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LD HOLDINGS, Inc.

Date: November 2, 2016	By:	/s/ John R. Ayling
Name: John R. Ayling
Title: Chairman/Chief Executive Officer